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                                  [AISI LOGO]




05 February 1998

Continental Airlines
2929 Allen Parkway
Houston, TX 77019

Subject:  AISI Report No.: A8S012BVO
          AISI Sight Unseen New Aircraft Base Value Appraisal, Four B737-500, Six B737-700, Seven B737-800, Five B757-200ER and Two B777-200IGW
          Aircraft.



Dear Gentlemen:


In response to your request, Aircraft Information Services, Inc. (AISI) is pleased to offer Continental Airlines our opinion of the sight unseen base market value of various new aircraft scheduled to be delivered from the manufacturer to Continental Airlines during 1998 as listed and defined in Table I.


1. METHODOLOGY AND DEFINITIONS

The method used by AISI in its valuation of the Aircraft was based both on a review of information and Aircraft specifications supplied by Continental Airlines and also on a review of present and past market conditions, various expert opinions (such as aircraft brokers and financiers) and information contained in AISI's databases that help determine aircraft availability and price data and thus arrive at the appraised base values for the new aircraft to be delivered to Continental Airlines.

The historical standard term of reference for commercial aircraft value has been 'half-life fair market value' of an 'average' aircraft. However, 'fair market value' could mean a fair value in the given market or a value in a hypothetical 'fair' or balanced market, and the two definitions are not equivalent. Recently, the term 'base value' has been created to describe the theoretical balanced market condition and to avoid the potentially misleading term 'fair market value' which has now become synonymous with the term 'current market value' or a 'fair' value in the actual current market. AISI value definitions are consistent with those of the International Society of Transport Aircraft Trading (ISTAT) of 01 January 1994; AISI is a member of that organization and employs an ISTAT Certified Senior Aircraft Appraiser.

AISI defines a 'base value' as that of a transaction between equally willing and informed buyer and seller, neither under compulsion to buy or sell, for a single unit cash transaction with no hidden value or liability, and with supply and demand of the sale item roughly in balance.


      Headquarters, 23232 Peralta Drive, Suite 115, Laguna Hills, CA 92653
                     Tel: 714-830-0101   Fax: 714-830-1101


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05 February 1998
AISI File No. A8S012BVO
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Base values are typically given for aircraft in 'new' condition, 'average half-life' condition, or in a specifically described condition unique to a single aircraft at a specific time. An 'average' aircraft is an operable airworthy aircraft in average physical condition and with average accumulated flight hours and cycles, with clear title and standard unrestricted certificate of airworthiness, and registered in an authority which does not represent a penalty to aircraft value or liquidity, with no damage history and with inventory configuration and level of modification which is normal for its intended use and age. AISI assumes average condition unless otherwise specified in this report. 'Half-life' condition assumes that every component or maintenance service which has a prescribed interval that determines its service life, overhaul interval or interval between maintenance services, is at a condition which is one-half of the total interval. It should be noted that AISI and ISTAT value definitions apply to a transaction involving a single aircraft, and that transactions involving more than one aircraft are often executed at considerable and highly variable discounts to a single aircraft price, for a variety of reasons relating to an individual buyer or seller.

AISI defines a 'current market value' or 'fair market value' as that value which reflects the real market conditions, whether at, above or below the base value conditions. Assumption of a single unit sale and definitions of aircraft condition, buyer/seller qualifications and type of transaction remain unchanged from that of base value. Current market value takes into consideration the status of the economy in which the aircraft is used, the status of supply and demand for the particular aircraft type, the value of recent transactions and the opinions of informed buyers and sellers. Current market value assumes that there is no short term time constraint to buy or sell.

AISI encourages the use of base values to consider historical trends, to establish a consistent baseline for long term value comparisons and future value considerations, or to consider how actual market values vary from theoretical base values. Base values are less volatile than current market values and tend to diminish regularly with time. Base values are normally inappropriate to determine near term values. AISI encourages the use of current market values to consider the probable near term value of an aircraft.


2.  VALUATION

Following is AISI's opinion of the base market value for the subject aircraft on their respective scheduled delivery dates in current USDollars. Valuations are presented in Table I subject to the assumptions, definitions and disclaimers herein.

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05 February 1998
AISI File No. A8S012BVO
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Unless otherwise agreed by Aircraft Information Services, Inc. (AISI) in writing, this report shall be for the sole use of the client/addressee. This report is offered as a fair and unbiased assessment of the subject aircraft. AISI has no past, present, or anticipated future interest in the subject aircraft. The conclusions and opinions expressed in this report are based on published information, information provided by others, reasonable interpretations and calculations thereof and are given in good faith. Such conclusions and opinions are judgments that reflect conditions and values which are current at the time of this report. The values and conditions reported upon are subject to any subsequent change. AISI shall not be liable to any party for damages arising out of reliance or alleged reliance on this report, or for any parties action or failure to act as a result of reliance or alleged reliance on this report.


Sincerely,

AIRCRAFT INFORMATION SERVICES, INC.




/s/ Fred F. Bearden

Fred F. Bearden
President
FB/JDM/jm
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              Table I - AISI File No. A8S012BVO - 05 February 1998

                           CONTINENTAL AIRLINES FLEET

                          NEW DELIVERY BASE VALUATION

                                                                                           New
                                 Tail        Serial                                     Base Value
Aircraft        Delivery        Numbers      Numbers         Engine           MTOW         Then $
--------------------------------------------------------------------------------------------------------
B737-524        Sep-98          N14664       28925           CFM56-3B1        133,500      34.48
B737-524        Sep-98          N13665       28926           CFM56-3B1        133,500      34.48
B737-524        Oct-98          N14667       28927           CFM56-3B1        133,500      34.56
B737-524        Oct-98          N14668       28928           CFM56-3B1        133,500      34.56

B737-724        Aug-98          N54711       28782           CFM56-7B24       153,000      41.11
B737-724        Aug-98          N15712       28783           CFM56-7B24       153,000      41.11
B737-724        Aug-98          N16713       28784           CFM56-7B24       153,000      41.11
B737-724        Sep-98          N33714       28785           CFM56-7B24       153,000      41.21
B737-724        Oct-98          N24715       28786           CFM56-7B24       153,000      41.31
B737-724        Nov-98          N13716       28787           CFM56-7B24       153,000      41.41

B737-824        Oct-98          N18220       28929           CFM56-7B26       172,500      45.80
B737-824        Nov-98          N12221       28930           CFM56-7B26       172,500      45.91
B737-824        Dec-98          N34222       28931           CFM56-7B26       172,500      46.02
B737-824        Dec-98          N18223       28932           CFM56-7B26       172,500      46.02
B737-824        Dec-98          N24224       28933           CFM56-7B26       172,500      46.02
B737-824        Dec-98          N12225       28934           CFM56-7B26       172,500      46.02
B737-824        Dec-98          N26226       28935           CFM56-7B26       172,500      46.02

B757-224ER      Feb-98          N48127       28968           RB211-535E4B     250,000      59.60
B757-224ER      Mar-98          N17128       27567           RB211-535E4B     250,000      59.75
B757-224ER      Mar-98          N29129       28969           RB211-535E4B     250,000      59.75
B757-224ER      Apr-98          N19130       28970           RB211-535E4B     250,000      59.89
B757-224ER      Jun-98          N33132       28972           RB211-535E4B     250,000      60.19

B777-224 IGW    Nov-98          N78004       27580           GE90             648,000     134.37
B777-224 IGW    Dec-98          N78005       27581           GE90             648,000     134.70

       AIRCRAFT SPECIFICATIONS HAVE BEEN PROVIDED BY CONTINENTAL AIRLINES